                                                                   EXHIBIT 10.16

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.
--------------------------------------------------------------------------------

Warrant No. WF-2                                     Number of Shares:  100,000
Date of Issuance:  December 22, 1997                    (subject to adjustment)

                         PILOT NETWORK SERVICES, INC.

                   SERIES F PREFERRED STOCK PURCHASE WARRANT
                   -----------------------------------------

     Pilot Network Services, Inc. (the "COMPANY"), for value received, hereby certifies that General Electric Capital Corporation, or its registered assigns (the "REGISTERED HOLDER"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time after the date hereof and on or before the earliest of (i) December 22, 2000, (ii) the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or other transaction as a result of which shareholders of the Company immediately prior to such acquisition possess a minority of the voting power of the acquiring entity immediately following such acquisition, or (iii) the closing of the initial public offering of the Company's Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), up to 100,000 shares of Series F Preferred Stock of the Company ("PREFERRED STOCK"), at a purchase price of $12.00 per share. The number of shares purchasable upon exercise of this Warrant, and the purchase price per share shall be adjusted from time to time pursuant to the provisions of this Warrant and are hereinafter referred to as the "WARRANT STOCK" and the "PURCHASE PRICE," respectively.

     1.   EXERCISE.
          --------

          (a) MANNER OF EXERCISE.  This Warrant may be exercised by the
              ------------------
Registered Holder, in full or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit A duly executed by such Registered
                                 ---------
Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full by cash, check or wire transfer of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise.

          (b) EFFECTIVE TIME OF EXERCISE.  Each exercise of this Warrant shall
              --------------------------
be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be

                           SIGNATURE PAGE TO WARRANT
issuable upon such exercise as provided in Section 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

          (c)  DELIVERY TO HOLDER.  As soon as practicable after the exercise of
               ------------------
this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

               (i) a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and

               (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 1(a) above.

     2.   ADJUSTMENTS.
          -----------

          (a) If outstanding shares of the Company's Preferred Stock shall be subdivided into a greater number of shares or a dividend in Preferred Stock shall be paid in respect of Preferred Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Preferred Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing
(i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

          (b) In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in paragraph (a); and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

          (c) When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in Section 2(a) or (b) above.

          (d) In order to avoid doubt, it is acknowledged that the holder of this Warrant shall be entitled to the benefit of all adjustments in the number of shares of Common Stock of the Company issuable upon conversion of the Preferred Stock of the Company which occur prior to the exercise of this Warrant, including without limitation, any increase in the number of shares of Common Stock issuable upon conversion as a result of a dilutive issuance of capital stock.

     3.   TRANSFERS.
          ---------

          (a) Each holder of this Warrant acknowledges that this Warrant, the Warrant Stock and the Common Stock of the Company have not been registered under the Securities Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant, any Warrant Stock issued upon its exercise or any Common Stock issued upon conversion of the Warrant Stock in the absence of (i) an effective registration statement under the Act as to this Warrant, such Warrant Stock or such Common Stock and registration or qualification of this Warrant, such Warrant Stock or such Common Stock under any applicable Blue Sky or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

          (b) Subject to the provisions of Section 3(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B
                                                                ---------
hereto) at the principal office of the Company; provided, however, that this
                                                --------  -------
Warrant may not be transferred without the prior written consent of the Company; except that this Warrant may be transferred to a "qualified institutional buyer" (as defined under Rule 144A under the Securities Act) without the prior written consent of the Company.

          (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this
                                        --------  -------
warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

          (d) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change such Registered Holder's address as shown on the warrant register by written notice to the Company requesting such change.

     4.   NO IMPAIRMENT.  The Company will not, by amendment of its charter or
          -------------
through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     5.   LIQUIDATING DIVIDENDS. If the Company pays a dividend or makes a
          ---------------------
distribution on the Preferred Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Preferred Stock (a "LIQUIDATING DIVIDEND"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Stock purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if he had been the owner of record of such shares of Warrant Stock immediately prior to the date on which a record was taken for such Liquidating Dividend or, if no record was taken, the date as of which the record holders of Preferred Stock entitled to such dividends or distribution were determined.

     6.   TERMINATION.  This Warrant (and the right to purchase securities upon
          -----------
exercise hereof) shall terminate upon the earliest of: (i) December 22, 2000,
(ii) the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or other transaction as a result of which shareholders of the Company immediately prior to such acquisition possess a minority of the voting power of the acquiring entity immediately following such acquisition, or (iii) the closing of the initial public offering of the Company's Common Stock pursuant to a registration statement under the Securities Act. The Company shall provide the Registered Holder written notice of a transaction described in (ii) above at least thirty
(30) days prior to the closing of such transaction.

     7.   NOTICES OF CERTAIN TRANSACTIONS.  In case:
          -------------------------------

          (a) the Company shall take a record of the holders of its Preferred Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

          (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

          (d) of any redemption of the Preferred Stock or mandatory conversion of the Preferred Stock into Common Stock of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Preferred Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion) are to be determined. Such notice shall be mailed at least thirty (30) days prior to the record date or effective date for the event specified in such notice.

     8.   RESERVATION OF STOCK.  The Company will at all times reserve and keep
          --------------------
available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

     9.   EXCHANGE OF WARRANTS.  Upon the surrender by the Registered Holder of
          --------------------
any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 3 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Preferred Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     10.  REPLACEMENT OF WARRANTS.  Upon receipt of evidence reasonably
          -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     11.  MAILING OF NOTICES. Any notice required or permitted pursuant to this
          ------------------
Warrant shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth below or subsequently modified by written notice to the Registered Holder.

     12.  NO RIGHTS AS SHAREHOLDER.  Until the exercise of this Warrant, the
          ------------------------
Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a shareholder of the Company.

     13.  NO FRACTIONAL SHARES.  No fractional shares of Preferred Stock will be
          --------------------
issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Preferred Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

     14.  AMENDMENT.  Any term of this Warrant may be amended only by an
          ---------
instrument in writing signed by the Company and the Registered Holder.

     15.  HEADINGS.  The headings in this Warrant are for purposes of reference
          --------
only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

     16.  GOVERNING LAW. This Warrant shall be governed, construed and
          -------------
interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.


                                   PILOT NETWORK SERVICES, INC.



                                   By /s/ M. Marketta Silvera
                                     ------------------------------------
                                   Title  CEO
                                        ---------------------------------

                                   Address:  1080 Marina Village Parkway
                                             Alameda, California  94501


                           SIGNATURE PAGE TO WARRANT

                                   EXHIBIT A
                                   ---------

                                 PURCHASE FORM
                                 -------------

To:  Pilot Network Services, Inc.                           Dated:

     The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase __________ shares of the Preferred Stock covered by such Warrant and herewith makes payment of $__________, representing the full purchase price for such shares at the price per share provided for in such Warrant.

     The undersigned further makes the representations and warranties contained in Section 3 of the Series F Stock and Warrant Purchase Agreement dated as March 31, 1997 (the "PURCHASE AGREEMENT") between the Company and the Purchaser named therein. Defined terms contained in such representations and warranties shall have the meanings assigned to them in the Purchase Agreement, provided that the
                                                              --------
term "PURCHASER" shall refer to the undersigned and the term "Securities" shall refer to the Warrant Stock and the common stock of the Company issuable upon conversion of the Warrant Stock.



                                   Signature:__________________________

                                   Address:____________________________

                                   EXHIBIT B
                                   ---------

                                ASSIGNMENT FORM
                                ---------------

     FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Series F Preferred Stock covered thereby set forth below, unto:

     NAME OF ASSIGNEE              ADDRESS                       NO. OF SHARES
     ----------------              -------                       -------------


Dated:_________________                 Signature:_________________________

                                                  _________________________

                                        Witness:  _________________________